UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2019

TILRAY, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38594	82-4310622
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Maughan Road Nanaimo, BC		V9X IJ2
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (844) 845-7291

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class 2 Common Stock, $0.0001 par value per share	TLRY	The Nasdaq Global Select Market

EXPLANATORY NOTE

On March 4, 2019, Tilray, Inc. (“Tilray”) filed a Current Report on Form 8-K announcing that Tilray completed the acquisition (the “Acquisition”) of FHF Holdings Ltd. (“Manitoba Harvest”) on February 28, 2019 pursuant to a plan of arrangement under Division 5 of Part 9 of the Business Corporations Act (British Columbia) (the “Manitoba Arrangement”). A description of the consideration and the terms of the Manitoba Arrangement and a copy of the Arrangement Agreement pursuant to which the Manitoba Arrangement occurred are included in the Current Report on Form 8-K filed by Tilray on February 25, 2019.

Tilray is filing this Amendment on Form 8-K/A solely to provide the historical financial statements of Manitoba Harvest required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K in respect of the acquisition of Manitoba Harvest.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited financial statements of Manitoba Harvest as of and for the years ended December 31, 2018 and 2017, as well as accompanying notes thereto, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by reference. The consent of Grant Thornton LLP, the independent auditors of Manitoba Harvest, is filed herewith as Exhibit 23.1.

(b) Pro forma financial information.

The unaudited pro forma combined financial statements of Tilray and Manitoba Harvest as of and for the year ended December 31, 2018, as well as accompanying notes thereto, each giving effect to the Acquisition, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description
2.2*

Arrangement Agreement among 1197879 B.C. Ltd. and FHF Holdings Ltd. and Tilray, Inc. and the Shareholder Representative and Each Other Shareholder Bound by this Agreement dated February 19, 2019 (incorporated herein by reference to Exhibit 2.2 to the Current Report on Form 8-K filed by Tilray on February 25, 2019).

2.3*

Amending Agreement by and among Tilray, Inc. 1197879 B.C. Ltd., FHF Holdings Ltd. and Compass Group Diversified Holdings, LLC dated February 27, 2019 (incorporated herein by reference to Exhibit 2.3 to the Current Report on Form 8-K filed by Tilray on March 4, 2019).

23.1	Consent of Grant Thornton LLP, independent auditors of FHF Holdings Ltd.
99.1	Audited consolidated financial statements of FHF Holdings Ltd. as of and for the years ended December 31, 2018 and 2017.
99.2	Unaudited pro forma combined financial information of Tilray, Inc.

* Schedules have been omitted pursuant to Item 601(b)(2) of Regulations S-K. The registrant will furnish copies of any such schedules to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Tilray, Inc.

Date: May 13, 2019	By:	/s/ Brendan Kennedy
Brendan Kennedy
Chief Executive Officer

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